Schwab Funds

Schedule A

To

Transfer Agency and Service Agreement

Dated: December 1, 2017

Name of Trust	State of Organization

The Charles Schwab Family of Funds	MA

Schwab Advisor Cash Reserves

Schwab AMT Tax-Free Money Fund

Schwab California Municipal Money Fund

Schwab Cash Reserves

Schwab Government Money Fund

Schwab Investor Money Fund

Schwab MA Municipal Money Fund

Schwab Money Market Fund

Schwab Municipal Money Fund

Schwab NJ Municipal Money Fund

Schwab NY Municipal Money Fund

Schwab Pennsylvania Municipal Money Fund

Schwab Retirement Advantage Money Fund

Schwab Retirement Government Money Fund

Schwab Treasury Obligations Money Fund

Schwab U.S. Treasury Money Fund

Schwab Value Advantage Money Fund

Schwab Variable Share Price Money Fund

Schwab Investments	MA

Schwab 1000 Index Fund

Schwab California Tax-Free Bond Fund

Schwab Global Real Estate Fund

Schwab GNMA Fund

Schwab Intermediate-Term Bond Fund

Schwab Short-Term Bond Index Fund

Schwab Tax-Free Bond Fund

Schwab Treasury Inflation Protected Securities Index Fund

Schwab U.S. Aggregate Bond Index Fund

Schwab Capital Trust	MA

Laudus International MarketMasters Fund

Laudus Small-Cap MarketMasters Fund

Schwab Balanced Fund

Schwab Core Equity Fund

Schwab Dividend Equity Fund

Schwab Financial Services Fund

Schwab Fundamental Emerging Markets Large Company Index Fund

Schwab Fundamental Global Real Estate Index Fund

Schwab Funds

Schedule A

To

Transfer Agency and Service Agreement

Dated: December 1, 2017

Schwab Capital Trust (cont.)	MA

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Health Care Fund

Schwab Hedged Equity Fund

Schwab International Core Equity Fund

Schwab International Index Fund

Schwab Large-Cap Growth Fund

Schwab MarketTrack All Equity Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack Growth Portfolio

Schwab Monthly Income Fund - Enhanced Payout

Schwab Monthly Income Fund - Maximum Payout

Schwab Monthly Income Fund - Moderate Payout

Schwab S&P 500 Index Fund

Schwab Small-Cap Equity Fund

Schwab Small-Cap Index Fund

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab Target 2010 Index Fund

Schwab Target 2015 Index Fund

Schwab Target 2020 Index Fund

Schwab Target 2025 Index Fund

Schwab Target 2030 Index Fund

Schwab Target 2035 Index Fund

Schwab Target 2040 Index Fund

Schwab Target 2045 Index Fund

Schwab Target 2050 Index Fund

Schwab Target 2055 Index Fund

Schwab Target 2060 Index Fund

Schwab Total Stock Market Index Fund

Schwab Funds

Schedule A

To

Transfer Agency and Service Agreement

Dated: December 1, 2017

Schwab Capital Trust (cont.)	MA

Schwab U.S. Large-Cap Growth Index Fund

Schwab U.S. Large-Cap Value Index Fund

Schwab U.S. Mid-Cap Index Fund

Schwab Annuity Portfolios	MA

Schwab Government Money Market Portfolio

Schwab MarketTrack Growth Portfolio II

Schwab S&P 500 Index Portfolio

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio

CHARLES SCHWAB FAMILY OF FUNDS	SCHWAB INVESTMENTS

By: /s/ Mark Fischer	By: /s/ Mark Fischer

Name: Mark Fischer	Name: Mark Fischer

Title: CFO Schwab & Laudus Funds and Schwab ETFs	Title: CFO Schwab & Laudus Funds and Schwab ETFs

SCHWAB CAPITAL TRUST	SCHWAB ANNUITY PORTFOLIOS

By: /s/ Mark Fischer	By: /s/ Mark Fischer

Name: Mark Fischer	Name: Mark Fischer

Title: CFO Schwab & Laudus Funds and Schwab ETFs	Title: CFO Schwab & Laudus Funds and Schwab ETFs

BOSTON FINANCIAL DATA SERVICES, INC.

By: /s/ Michael McNeill

Name: Michael McNeill

Title: Managing Director

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